Exhibit 99.1
Merriman, Curhan & Ford Investor Summit September 16, 2008

Such forward-looking strategy, and the Company’s ability to achieve its revenue, gross The Company cautions that Such factors include the demand for
Forward Looking Statement Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. statements include statements regarding the Company’s strategies, the demand for the Company’s products, the opportunity for growth of the Company, the Company’s success in affecting its acquisition margin, expense and income goals. these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. the Company’s products, the Company’s growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company’s reports filed with the SEC.

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The company The strategy The future growth
A G E N D A The Smith & Wesson Story

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Revenue growth since 2005 33% CAGR
A World Leader Revenue ~$300M
ranking 1 Smith & Wesson: U.S. handgun manufacturer #

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156 3 1,500 87% 92%
G L A N C E Number of years in business Facilities in U.S. Employees Brand awareness % of sales in U.S.
A
A T Strength in Numbers

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Comment Maintaining leadership Rapidly growing share Rapidly growing share Entered CY2007
Ranking 1 2 2 –Market Size* $163M $694M $240M $1.0B $2.1B
Total
Market Leader & Taking Share Product Revolvers Pistols Tactical rifles Hunting long guns Source: BATFE Data and Management Estimates U.S. Only, Excludes Military *

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International Federal Government Law Enforcement
Four Key Sales Channels Sporting Goods

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The company The strategy The future growth
A G E N D A The Smith & Wesson Story

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2 0 0 5 Strengthen position in core handgun market Develop innovative new products Enter new markets Improve manufacturing productivity Pursue strategic relationships and acquisitions Enhance brand strength through innovative marketing
S I N C E Executing Focused Growth Strategy 1 2 3 4 5 6

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2008
Acquire Thompson / Center Arms 2007 ICON Rifle Sales Commence Calendar Year Highlights Introduced M&P Pistol 2006 Introduce M&P Tactical Rifle Realign Sales Force 2005
Strategy in Action – Sales ($M) 300 200 100

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M&P Pistol New product developed Introduced M&P series Jan. 2006 Twelve law enforcement agencies had design input Unique, meaningful features Large market, 17,000 agencies, 800,000 personnel Our share ~15% and rapidly growing, historically was >90% Law enforcement win rate >80%, long growth runway Penetrating multiple markets Pistol sales up 40% in 2 years
Record of Developing Superior Products Case Study – • • • The law enforcement opportunity • • Results • • •

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Sales
$71M FY 2008
of Long Guns
Impressive Results – $2M FY 2006 Long Guns, a $1.3B Domestic Market Launched M&P15 Acquired Thompson / Entered bolt-action Market 50% larger than handguns Fragmented market, same distribution February 2006: Tactical Rifle January 2007: Center Arms August 2007: rifle market
Success Entering New Markets Example: The opportunity • • Rapid entry and execution • • •

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delivery improved from 70% to over 90% Investing in the future machine uptime improved to 87% guns / day output +50% vs. ’06 productivity ratio + 5% vs. prior year
Implementing lean manufacturing Substantial achievements – – – –
Improved Our Manufacturing Productivity • •

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(1)
2008 $73M 45% $90M 13% $71M 6%
(1)
2005 $54M 39% $45M 10% 0 0%
Sales Market Share Sales Market Share Sales Market Share
R E S U L T S: Impressive Gains in Market Share... Revolvers Pistols Long guns Note 1: Fiscal years ended April 30

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2008 $2.1B S&W ~11% Sales $234M Plus entered long gun
Handguns market of $1.3B
• •
2005 $0.6B S&W ~17% Sales $100M Handguns
Addressable Market • Note: US excludes military
R E S U L T S: Expanded Addressable Market Three Fold

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Handguns 60%
2008 (Sales = $294M)
Firearms parts & Services 8% Non-firearms 7% Long guns 25% Handguns 87%
2005 (Sales = $124M)
R E S U L T S: Built a Broader, Diversified Platform Firearms parts & Services 5% Non-firearms 8%

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up 50% > vs. 2005 $0.22 2008 $0.31 2007 $0.22 2006 $0.14 2005 $0.02 2004
R E S U L T S: ...and Solid Growth in Earnings EPS

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hunting overstocked
3 Short term market adjustment Smith & Wesson positioned for strong rebound
Economic downturn Consumer channels stocked for “typical” unseasonably warm • • season –
Factors Impacting 2008 Earnings • •

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The company The strategy The future growth
A G E N D A The Smith & Wesson Story

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4 Acquisitions
3 Penetrate long guns
2 Government /international
1 Share gains handguns
Smith & Wesson Growth Drivers Revenues ($M) $294M Today

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~$260M 3-5 years (Goal)
1 Sales Growth $163M 2008(A)
The M&P pistol is winning at a rate of over 80% whenever it competes FY2005 (A): 16% FY2008 (A): 19% 3-5 years (Goal): ~30%
Recapture leadership of law enforcement worldwide – Grow retail market share: – – –
Continue to Gain Handgun Market Share • • Note: US excludes military

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2
$500M over 10 years replacement for M9 total value est. $300M – RFP expected CY 2009 M4 exclusivity expires 2009: >$100M annually
Pistols: • • • Rifles: • police and military requirements FY 2008 company growth of 25%
Federal government / U.S. Military – – Iraq / Afghanistan – International expansion fueled by M&P –
Capitalize on Government / International Opportunities • • •

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~$160M 3-5 years (Goal)
3 Sales Growth $71M 2008(A)
2005 (A): 0% 2008 (A): 6% 3-5 years (Goal): ~10-15%
Enhance product offerings Enter at new price points (Bolt-action) Additional calibers in development Grow retail market share: – – –
Grow in Long Gun Category • • • • Note: US excludes military

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Smith & Wesson brand adds value Law enforcement products that “surround the officer” Defense related products that “surround the war fighter” Cost or revenue synergies Ideally accretive in year 1 (cash basis) (Goal) Add minimum $100M within 3-5 years (Goal)
Selective Acquisitions Criteria • • • • • Objective •

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3-5 Years Goal 100% 35% 20% 15%
2008 Actual 100% 31% 23% 8% Advancing Towards Our Goal (Fiscal years) As % of Sales Net sales Gross margin Operating expenses Operating income

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revenue 33% CAGR since 2005 successful M&P series launch, recapturing law enforcement market rapidly gaining share, sales approaching $100M
A re-energized company, executing successful growth plan – Gaining significant share in core handgun market – Entered large $1.3B long gun market – Multiple earnings drivers next 3-5 years
Why Invest in Smith & Wesson • • • •

Merriman, Curhan & Ford Investor Summit September 16, 2008